UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2013

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

119 Fourth Avenue
Needham, Massachusetts	02494-2725
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Compensatory Arrangements of Certain Officers.

On June 12, 2013, at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”), our stockholders approved an amendment (the “Amendment”) to our 2004 Employee Stock Purchase Plan (the “2004 Plan”) to increase the shares reserved for issuance thereunder by 137,500 to 200,000.

The amendment to the 2004 Plan previously had been approved, subject to stockholder approval, by our board of directors. The amendment to the 2004 Plan became effective immediately upon stockholder approval at the Annual Meeting.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the 2004 Employee Stock Purchase Plan, as amended as of March 6, 2013, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on June 12, 2013, our stockholders voted on the four proposals listed below. The final results for the votes regarding each proposal are set forth below.

1. Our shareholders elected the following individuals to serve on our board of directors until the annual meeting of shareholders to be held in 2014. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Broker Non-Votes
Larry Ellberger	49,795,348	1,447,550	18,254,566
Anthony S. Marucci	49,438,992	1,803,906	18,254,566
Herbert J. Conrad	49,721,261	1,521,637	18,254,566
George O. Elston	49,787,522	1,455,376	18,254,566
Harry H. Penner, Jr.	49,679,349	1,563,549	18,254,566
Timothy M. Shannon, M.D.	49,472,760	1,770,138	18,254,566
Karen L. Shoos	49,688,142	1,554,756	18,254,566

2. Our shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
67,305,153	1,118,025	1,074,286	—

3. Our shareholders approved the Amendment to our 2004 Plan described in Item 5.02(e) of this Current Report.  The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
49,478,058	732,652	1,032,188	18,254,566

4. Our shareholders voted to approve, on an advisory, non-binding basis, the compensation for our named executive officers. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
48,971,509	1,150,011	1,121,378	18,254,566

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1	Celldex Therapeutics., Inc. 2004 Employee Stock Purchase Plan, as amended as of March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
Name: Avery W. Catlin
Title: Senior Vice President / Chief Financial Officer

Dated: June 13, 2013

Exhibit Index

10.1	Celldex Therapeutics., Inc. 2004 Employee Stock Purchase Plan, as amended as of March 6, 2013